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                                                                    EXHIBIT 32.2

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                      SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:

         1. The Annual Report on Form 10-K of SPSS Inc. for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SPSS Inc.


Date:    March 16, 2005      By: /s/ Raymond H. Panza
                                 -----------------------------------------------
                                 Raymond H. Panza
                                 Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary